EXHIBIT 10.15(iv)

Third Amendment
to Executive Severance Letter

This Amendment, made this 19th day of December, 2012, amends that certain Executive Severance Letter, dated as of December 18, 2007, as heretofore amended, (the “Agreement”) between Duke Realty Corporation (the “Company”) and Dennis D. Oklak (“Executive”).

The parties have determined that it is in their best interests to amend the Agreement to include special provisions intended to ensure compliance with Internal Revenue Code Section 409A relating to the timing of a release of claims. In consideration of the mutual covenants contained herein and the continued employment of Executive by the Company, the parties agree as follows:

1.	The Agreement is hereby amended by deleting numbered paragraph 4 under the caption “Obligations” in its entirety and substituting therefore the following:

“4. The payments and benefits under this agreement are conditioned upon your execution and non-revocation of a General Release of All Claims and Covenant Not to Sue, in the form in general use by the Company as of the time of your separation from employment (the “Release”). The Release (i) must be presented by the Company to you within 7 days after your separation of employment and (ii) must be executed by you, and all revocation periods shall have expired, within 60 days after your separation from employment; failing which such payments or benefits shall be forfeited. If such 60-day period spans two calendar years, the payment or benefit shall not be made or commence before the second such calendar year, even if the Release becomes irrevocable in the first such calendar year. In other words, you are not permitted to influence the calendar year of payment based on the timing of your signing of the Release.”

2.
Except as expressly amended hereby, the terms of the Agreement shall be and remain unchanged and the Agreement as amended hereby shall remain in full force and effect. The parties are authorized to restate the entire Agreement as amended hereby.

IN WITNESS WHEREOF, the Company and Executive have caused this Amendment to be duly executed.

DUKE REALTY CORPORATION

By:     /s/ Denise K. Dank
Denise K. Dank
Senior Vice President, Human Resources

EXECUTIVE
/s/ Dennis D. Oklak
Dennis D. Oklak

Third Amendment
to Executive Severance Letter

This Amendment, made this 19th day of December, 2012, amends that certain Executive Severance Letter, dated as of December 18, 2007, as heretofore amended, (the “Agreement”) between Duke Realty Corporation (the “Company”) and Steven R. Kennedy (“Executive”).

The parties have determined that it is in their best interests to amend the Agreement to include special provisions intended to ensure compliance with Internal Revenue Code Section 409A relating to the timing of a release of claims. In consideration of the mutual covenants contained herein and the continued employment of Executive by the Company, the parties agree as follows:

1.	The Agreement is hereby amended by deleting numbered paragraph 4 under the caption “Obligations” in its entirety and substituting therefore the following:

“4. The payments and benefits under this agreement are conditioned upon your execution and non-revocation of a General Release of All Claims and Covenant Not to Sue, in the form in general use by the Company as of the time of your separation from employment (the “Release”). The Release (i) must be presented by the Company to you within 7 days after your separation of employment and (ii) must be executed by you, and all revocation periods shall have expired, within 60 days after your separation from employment; failing which such payments or benefits shall be forfeited. If such 60-day period spans two calendar years, the payment or benefit shall not be made or commence before the second such calendar year, even if the Release becomes irrevocable in the first such calendar year. In other words, you are not permitted to influence the calendar year of payment based on the timing of your signing of the Release.”

2.
Except as expressly amended hereby, the terms of the Agreement shall be and remain unchanged and the Agreement as amended hereby shall remain in full force and effect. The parties are authorized to restate the entire Agreement as amended hereby.

IN WITNESS WHEREOF, the Company and Executive have caused this Amendment to be duly executed.

DUKE REALTY CORPORATION

By:     /s/ Dennis D. Oklak
Dennis D. Oklak
Chairman and Chief Executive Officer

EXECUTIVE
/s/ Steven R. Kennedy
Steven R. Kennedy

Third Amendment
to Executive Severance Letter

This Amendment, made this 19th day of December, 2012, amends that certain Executive Severance Letter, dated as of December 21, 2007, as heretofore amended, (the “Agreement”) between Duke Realty Corporation (the “Company”) and James B. Connor (“Executive”).

The parties have determined that it is in their best interests to amend the Agreement to include special provisions intended to ensure compliance with Internal Revenue Code Section 409A relating to the timing of a release of claims. In consideration of the mutual covenants contained herein and the continued employment of Executive by the Company, the parties agree as follows:

1.	The Agreement is hereby amended by deleting numbered paragraph 4 under the caption “Obligations” in its entirety and substituting therefore the following:

“4. The payments and benefits under this agreement are conditioned upon your execution and non-revocation of a General Release of All Claims and Covenant Not to Sue, in the form in general use by the Company as of the time of your separation from employment (the “Release”). The Release (i) must be presented by the Company to you within 7 days after your separation of employment and (ii) must be executed by you, and all revocation periods shall have expired, within 60 days after your separation from employment; failing which such payments or benefits shall be forfeited. If such 60-day period spans two calendar years, the payment or benefit shall not be made or commence before the second such calendar year, even if the Release becomes irrevocable in the first such calendar year. In other words, you are not permitted to influence the calendar year of payment based on the timing of your signing of the Release.”

2.
Except as expressly amended hereby, the terms of the Agreement shall be and remain unchanged and the Agreement as amended hereby shall remain in full force and effect. The parties are authorized to restate the entire Agreement as amended hereby.

IN WITNESS WHEREOF, the Company and Executive have caused this Amendment to be duly executed.

DUKE REALTY CORPORATION

By:     /s/ Dennis D. Oklak
Dennis D. Oklak
Chairman and Chief Executive Officer

EXECUTIVE
/s/ James B. Connor
James B. Connor